Rule 497(c)
                                                            File No. 33-98164

                                  EAI SELECT MANAGERS EQUITY FUND
                                    PROSPECTUS OCTOBER 1, 1996

        The EAI Select Managers Equity Fund (the "Fund") is a diversified, open-end management investment company with a diversified equity portfolio.
The primary investment objective of the Fund is to achieve long-term capital appreciation. The assets of the Fund are invested primarily in common stocks, but may also be invested in convertible securities and fixed income securities. Fund assets are managed by multiple subadvisers, which provides for a diversified approach to the management of those assets. There can be no assurance that the Fund can achieve its investment objective.

        The Fund is authorized to offer its common shares (the "Shares") which may be purchased at a price equal to their net asset value per share on a continuous basis. Each Share represents an identical interest in the investment portfolio of the Fund and has the same rights.

        This prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. It should be read and retained for future reference. The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information, dated October 1, 1996, which contains more detailed information about the Fund and is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained without charge by contacting EAI Securities Inc. at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958. (203) 855-2200.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                       EAI SECURITIES, INC.

        [The text of this front cover, other than the heading and the line at the bottom, is set forth on the right hand side of the page. On the left hand side of the page there is a picture of a compass sitting on top of a group of stock certificates. No issuer is disclosed on any of the stock certificates.]

                                         TABLE OF CONTENTS



INTRODUCTION ...........................................................2

FUND EXPENSES ..........................................................4

FINANCIAL HIGHLIGHTS ...................................................5

PERFORMANCE ADVERTISEMENTS .............................................6

ORGANIZATION OF THE FUND ...............................................7

INVESTMENT OBJECTIVES AND POLICIES .....................................7

INVESTMENT TECHNIQUES AND ASSOCIATED RISKS .............................8

MANAGEMENT OF THE FUND ................................................10

DISTRIBUTION OF THE FUND'S SHARES .....................................13

PORTFOLIO TRANSACTIONS AND BROKERAGE ..................................13

PERFORMANCE INFORMATION ...............................................13

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES ..................14

DIVIDENDS AND DISTRIBUTIONS ...........................................15

TAX INFORMATION .......................................................15

PURCHASE OF SHARES ....................................................16

VALUATION OF SHARES ...................................................18

REDEMPTION OF SHARES ..................................................18

PENDING LITIGATION ....................................................20

OTHER INFORMATION .....................................................20

                                           INTRODUCTION

        This Prospectus describes the shares offered by and operations of the Fund. The Fund is a diversified, open-end management investment company which was established in 1995. This Prospectus offers Shares of the Fund. See "Description of Shares, Voting Rights and Liabilities" on page 14.

Investment Objective

        The primary investment objective of the Fund is to achieve long-term capital appreciation. The Fund attempts to achieve this objective by utilizing subadvisers (the "Subadvisers") which have investment philosophies consistent with this basic objective. The Subadvisers invest the assets of the Fund primarily in a variety of equity securities, including common stocks, but may also invest in convertible securities and fixed income securities with a maximum remaining maturity of 15 years. The principal risks associated with an investment in the Fund relate to the risks associated generally with equity securities. See "Investment Objectives and Policies" on page7 and "Investment Techniques and Associated Risks" on page 8.

The Investment Adviser

        The Fund is managed by Evaluation Associates Capital Markets, Incorporated (the "Manager"), a registered investment adviser, commodity pool operator and commodity trading adviser located in Norwalk, Connecticut. For its services to the Fund, the Manager is entitled to a fee, payable quarterly, at the rate of 0.92% per annum of the average daily net asset values of the Fund. See "Management of the Fund" on page 10 for a description of the Management Agreement.

The Subadvisers

        The Manager is responsible, subject to the oversight of the Fund's Board of Trustees, for the selection and supervision of the Subadvisers. The Manager has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the Subadvisers and to recommend their hiring, termination and replacement. When originally selected by the Manager, the Subadvisers are generally small (less than $750 million in total assets under management) and have only one or two key investment professionals, although the Subadvisers may grow beyond these parameters after their selection by the Manager (as several of the current Subadvisers already have). The Fund presently has five Subadvisers, which are listed in the remainder of this paragraph. Dietche & Field Advisers, Inc. invests primarily in securities issued by medium to large-sized companies and focuses on value and an "eclectic" mix (i.e., a selection of securities that appear to be superior using various methods). Liberty Investment Management invests primarily in securities issued by medium-sized companies and focuses on growth and value. Iridian Asset Management LLC invests primarily in securities issued by large-sized companies and focuses on value. Bennett Lawrence Management, LLC invests primarily in securities issued by medium-sized companies and focuses on growth. Equinox Capital Management, Inc. invests primarily in securities issued by large-sized companies and focuses on value.

        The Subadvisers are each entitled to a fee, payable quarterly by the Manager. See "Management of the Fund" on page 10 and the Statement of Additional Information for a description of the Manager and the Subadvisers.

        Currently, the Investment Company Act of 1940, as amended (the "1940 Act"), requires that the Shareholders of the Fund approve the sub-advisory agreements between the Manager and the Subadvisers. The Fund has received an exemptive order from the Securities and Exchange Commission exempting it from the requirements that each sub-advisory agreement be approved by a majority vote of the Shareholders of the Fund. As a result of that exemptive order, the Manager is able, subject to the approval of the Trustees, to engage and to terminate Subadvisers, to change the terms of specific sub-advisory agreements, or to continue the engagement of particular Subadvisers after events which would otherwise require their automatic termination under the 1940 Act. While Shareholder approval is not required for the Manager to terminate a sub-advisory agreement, the Shareholders still have the ability to terminate such an agreement on their own at any time by a vote of a majority of the outstanding Shares. Under the Securities and Exchange Commission's exemptive order, within 60days of hiring a new Subadviser or implementing a material change in a sub-advisory agreement, the Manager must furnish the Fund's Shareholders with an information statement including all of the information about the new Subadviser or the sub-advisory agreement that would be included in a proxy statement. In addition, that exemptive order requires that the Fund hold itself out to the public as employing a multi-manager structure and that the Fund's sales literature prominently disclose that the Manager has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the Subadvisers and to recommend their hiring, termination and replacement.

The Distributor

        EAI Securities Inc. (the "Distributor"), an affiliate of the Manager, serves as distributor of the Fund's shares. See "Distribution of the Fund's Shares" on page 13 and the Statement of Additional Information.

Offering and Redemption Price

        Shares of the Fund may be purchased through the Distributor, which offers the Fund's shares on a continuous basis. The Shares are sold at the net asset value per share next computed after the purchase order is received by DST Systems, Inc. (the "Transfer Agent"). The minimum initial investment is $500,000, and the minimum subsequent investment is $1,000, which minimums may be waived by the Fund or the Manager in certain circumstances. See "Purchase of Shares" on page 16 and "Valuation of Shares" on page 18.

        Shares of the Fund may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request in proper form by the Transfer Agent. See "Redemption of Shares" on page 18.

Risk Factors

        There can be no assurance that the Fund can achieve its investment objective. The Fund invests primarily in a variety of equity securities, and there are risks generally associated with such investments. These risks include (i) ordinary market risks as a result of changing economic and market conditions, (ii) the risks that result from investing in small to medium sized companies, the securities of which (or the financial instruments related to such securities) have a limited market, and (iii) the risk that during the start-up phase of the Fund's operations, the Fund's expenses may constitute a disproportionate percentage of the Fund's average net assets due to a relatively low level of net assets. In addition, the specific types of securities in which the Fund invests also present risks that are peculiar to those securities. For example, investments in foreign securities are exposed to political and economic risks not associated with domestic securities, as well as the possibility of the imposition of withholding taxes and government restrictions on the sales of such securities. Investments in illiquid securities are subject to greater risk of loss because they are not readily marketable. Repurchase agreements involve certain risks in the event of a default or insolvency by the other party. Warrants are generally considered more speculative investments and are therefore subject to a greater risk of loss. Investments in other investment companies investing in the securities described above are subject to the same risks as a direct investment in those securities. See "Investment Techniques and Associated Risks" on page 8 for a more detailed discussion of these risk factors.

                                           FUND EXPENSES

        The following table provides the investor with information concerning annual operating expenses of the Fund. The expenses and fees set forth in the table are projected for the Fund's initial fiscal year, on a pro forma basis. The Fund commenced operations in January 1996 and therefore does not have a sufficient operating history on which to base a historical disclosure of fees:

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load on Purchases                                      None
(as a percentage of offering price)

Maximum Sales Load Imposed on Reinvested Dividends                   None
(as a percentage of offering price)

Deferred Sales Load                                                  None
(as a percentage of either original purchase
      price or redemption proceeds)

Redemption Fee                                                       None
(as a percentage of amount received)

ANNUAL FUND OPERATING EXPENSES

Management Fees (after fee waiver)                                   0.61%

Other Expenses                                                       0.54%

Total Fund Operating Expenses (after fee waiver) +                   1.15%
_____________________

        *The Management Fees reflect the aggregate fees paid to the Manager and each Subadviser. For a description of such fees, see "Management of the Fund" on page 10 and the Statement of Additional Information.

        +The Manager has committed to waive a portion of its fee for the first year of operation of the Fund (which expires on January 2, 1997) to the extent necessary to cap overall Fund expenses at 1.15%. Thereafter, the Manager's fee may not be capped, and, if not, the Manager's fee will be 0.92% per annum of the average daily net asset value of the Fund and the total Fund operating expenses are expected to be approximately 1.46%, assuming a constant net asset value for the Fund of at least $75 million. The table above reflects projected fees after giving effect to the Manager's fee cap in the first year of the Fund's operation.

Example                                                         1 year         3 years
Assuming a hypothetical $1,000 investment made at the
commencement of the Fund's operations and assuming (1) a
5% annual rate of return and (2) redemption at the end of each time period, an investor would pay the following expenses:

                                                                  $12            $45

An investor would pay the following expenses on the same
$1,000 investment assuming no redemption at the end of each
time period:
                                                                  $12            $45

        The purpose of the table above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The expenses set forth in this table are based on total Fund operating expenses of 1.15% in the Fund's first year (as a result of the Manager's fee cap described above) and total Fund operating expenses of 1.46% each year thereafter, assuming a constant net asset value for the Fund of at least $75 million. For more complete descriptions of the various costs and expenses, see "Management of the Fund" on page 10.

        Payments of fees are stated as a percentage of net assets of the Fund. "Other Expenses" is based on projected amounts for the initial fiscal year.

        In certain instances, the Fund may enter into directed brokerage arrangements in which it will direct the brokerage for certain securities transactions to be entered into by its Subadvisers to a certain broker-dealer in exchange for that broker-dealer's agreement to pay a portion of the custodian, transfer agent or other administrative fees incurred by the Fund. Such arrangements are discussed further herein. In addition, the Manager may from time to time, but is not required to, waive all or a portion of the management fee due to it under the Management Agreement. Any voluntary fee waiver by the Manager may be terminated or reduced at any time in the sole discretion of the Manager. Shareholders will be notified of any changes in such fee waivers at the time they become effective. Directed brokerage arrangements will not be effected at any time that the Manager has waived all or a portion of the management fee due to it under the Management Agreement, in accordance with the requirements of the 1940 Act and the rules thereunder.

        The Manager has committed to waive a portion of its fee for the first year of operation of the Fund to the extent necessary to cap overall Fund expenses at 1.15% of the average of the daily net asset value of the Fund.

                                       FINANCIAL HIGHLIGHTS

        The following table sets forth certain financial information for the Fund, including total net assets of the Fund and net asset value per Share of the Fund at the beginning and end of the period, per share investment income and capital gains (losses), and distributions thereof, distributions from capital, total return performance, expenses and income ratios and portfolio turnover. The Fund does not yet have audited financial statements for the periods listed below, so the data set forth below is unaudited.

        Financial statements and notes thereto are incorporated in the Statement of Additional Information, which is available at no cost by calling
(203) 855-2200.

                                       Financial Highlights

        For a share outstanding throughout the period.

                                                    For the Period
                                                    January 2, 1996 (a)
                                                    to June 30, 1996 (unaudited)

Net Asset Value, Beginning of Period                        $10.00
        INCOME FROM INVESTMENT OPERATIONS
        Net Investment Income                                0.04*
        Net Gains (Losses) on Securities
               (both realized and unrealized)                0.66
        Total from Investment Operations                     0.70
Net Asset Value, End of Period                              $10.70
TOTAL RETURN (B) 7.00 %

Ratios/Supplementary Data:
Net Assets, End of Period (000)                             $93,454
Ratio of Expenses to Average Net Assets                      1.15% (c) (d)
Ratio of Net Income to Average Net Assets                    0.79% (d)
Portfolio Turnover Rate                                      88%
Average Commission Rate Paid                                $0.0524
___________________________________________

(a)     Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, and a redemption on the last day of the period. Total return for the period ended June 30, 1996 was not annualized.
(c)     Ratio would have been 1.46%, had the Manager not waived expenses.
(d)     Annualized.

*Based on average shares outstanding.

See Notes to Financial Statements.

                                    PERFORMANCE ADVERTISEMENTS

        From time to time, the Fund may include performance data in advertisements, sales literature or reports to current or prospective shareholders. Performance data about the Fund is based on the Fund's past performance only and is not an indication of future performance. Performance data may be expressed in various measures, including total return for the Fund's Shares or as a statistical reference to the Fund's volatility. Average annual total return figures as prescribed by the Securities and Exchange Commission represent the average annual percentage change in value of a $1,000 investment in the Fund for one-, five-, and ten-year periods, or any portion thereof, to the extent applicable, through the end of the most recent fiscal quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods, or based on investments of other amounts. For such purposes, total return equals the total of all income and capital gains paid to holders of Shares of the Fund, assuming reinvestment of all distributions, plus (or minus) the change in value of the original investment, expressed as a percentage of the purchase price. Volatility will be measured as the standard deviation of the Fund's past performance. The Fund may also include in advertisements, sales literature or reports a comparison of Fund performance to the performance of other mutual funds or various unmanaged indices. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

        Advertisements, sales literature and communications may also contain information about the Fund's, the Manager's or the Subadvisers' current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to a changing market and economic environment. From time to time, the Fund may discuss specific portfolio holdings or industries in such communications.

        Performance information for the Fund reflects only the performance of a hypothetical investment in the shares of the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and qualities of the Fund's portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return and volatility, see the Statement of Additional Information.

                                     ORGANIZATION OF THE FUND

        The Fund was organized on September 27, 1995 as a Massachusetts business trust. The Fund is categorized as an open-end management company under Sections 4 and 5 of the 1940 Act.

                                INVESTMENT OBJECTIVES AND POLICIES

        The primary investment objective of the Fund is to achieve long-term capital appreciation. There can be no assurance that the Fund will achieve its objective. The Fund's investment objective is a fundamental policy and may not be changed without majority shareholder approval. In addition, the Fund's policy is to invest at least 65% of its total assets in equity securities, and this is also a fundamental policy that may not be changed without majority shareholder approval; provided however that the Fund may at times for defensive purposes temporarily place all or a portion of its assets in cash, short-term commercial paper, U.S. government securities, high quality debt securities and obligations of banks when, in the judgment of the Manager or a Subadviser, such investments are appropriate in light of economic or market conditions.

        The Fund attempts to achieve its investment objective by utilizing Subadvisers which have investment philosophies consistent with this basic objective. The Subadvisers invest the assets of the Fund primarily in a variety of equity securities, including common stocks, but may also invest in convertible securities and fixed income securities with a maximum remaining maturity of fifteen years. The Fund presently has five Subadvisers. Dietche & Field Advisers, Inc. invests primarily in securities issued by medium to large-sized companies and focuses on value and an "eclectic" mix (i.e., a selection of securities that appear to be superior using various methods). Liberty Investment Management invests primarily in securities issued by medium-sized companies and focuses on growth and value. Iridian Asset Management LLC invests primarily in securities issued by large-sized companies and focuses on value. Bennett Lawrence Management, LLC invests primarily in securities issued by medium-sized companies and focuses on growth. Equinox Capital Management, Inc. invests primarily in securities issued by large-sized companies and focuses on value.

        The Fund does not propose to concentrate 25% or more of its total assets in a particular industry or group of industries.

        The Fund is subject to certain investment restrictions which may not be changed without majority shareholder approval.

        The Fund pursues its investment objectives primarily by investing in equity or equity-related securities, which consist primarily of common stock, American Depositary Receipts and convertible securities (including bonds).

        To the extent consistent with its investment objectives and policies, the Fund may also invest in fixed income securities for current income and capital preservation. Such fixed income securities will have a maximum remaining maturity of 15 years. The Fund will invest in fixed income securities issued by the U.S. government and certain of its agencies and instrumentalities, or corporate bonds or debentures that are rated not less than Aa by Moody's or AA by Standard and Poor's or, in the case of debt securities not rated by Moody's or Standard and Poor's, of comparable quality as determined by the appropriate Subadviser (provided that the rating of certain convertible fixed income securities may be lower). The Fund may also invest in fixed income securities for capital appreciation. Fixed income securities may have fixed or variable rates. The Fund may at times for defensive purposes temporarily place all or a portion of its assets in cash, short-term commercial paper, U.S. government securities, high quality debt securities and obligations of banks when, in the judgment of the Manager or a Subadviser, such investments are appropriate in light of economic or market conditions.

                            INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

        The following are descriptions of certain types of securities invested in by the Fund, certain investment techniques employed by the Fund, and risks associated with using either those securities or those investment techniques.

General Risks Associated with the Fund

        The Fund is subject to ordinary market risks as a result of changing economic and market conditions which might affect the profitability and financial condition of the companies in whose securities the Fund's assets are invested. In an attempt to mitigate the risk of loss of principal due to market fluctuation for individual securities, the Fund invests primarily in a diversified portfolio of equity securities. Moreover, the use of several Subadvisers provides further diversification in the investments of the Fund. Such diversification does not eliminate all risks and investors should expect the net asset value of their shares in the Fund to fluctuate based on market conditions or a variety of other factors, as discussed herein.

        The securities of small to medium-sized (by market capitalization) companies, or financial instruments related to such securities, may have a more limited market than the securities of larger companies. Accordingly, it may be more difficult to effect sales of such securities at an advantageous time or without a substantial drop in price than it would be with securities of a company with a larger market capitalization and broader trading market. In addition, securities of a small to medium-sized company may have greater price volatility as they are generally more vulnerable to adverse market factors such as unfavorable economic reports.

        The Fund is still in its start-up phase, and during this start-up phase Fund expenses may constitute a disproportionate percentage of average Fund net assets due to a relatively low level of net assets.

Other Securities

        In addition to the general risks associated with the Fund, certain types of securities in which the Fund invests from time to time present more specific risks.

        Foreign Securities. While the Fund does not directly invest in foreign securities, it may invest to a limited extent in sponsored or unsponsored American Depository Receipts ("ADRs") or other investment companies that invest in foreign securities, so the performance of these investments will depend upon the performance of the underlying foreign securities. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent a deposit with the bank of a foreign company's securities. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs is not approved by the issuer of the underlying foreign securities. Ownership of unsponsored ADRs may not entitle the Fund to financial or other reports of the issuer, to which it would be entitled as the owner of sponsored ADRs. Investments in foreign securities involve risks that differ from investments in securities of domestic issuers. Such risks may include political and economic developments, the possible imposition of withholding taxes, possible seizure or nationalization of assets, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the Fund's investments. In addition, foreign countries may have less well-developed securities markets as well as less regulation of stock exchanges and brokers and different auditing and financial reporting standards. Not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements. Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which may be less stable, than those of developed countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

        Illiquid Securities. The Fund may invest up to 15% of its net assets in securities that are not readily marketable ("illiquid securities"). These securities, which may be subject to legal or contractual restrictions on their resale, may involve a greater risk of loss. Securities that are not registered for sale under the Securities Act of 1933, as amended (the "1933 Act"), but are eligible for resale pursuant to Rule 144A under the 1933 Act, will not be considered illiquid for purposes of this restriction if the appropriate Subadviser determines, subject to the review of the Trustees, that such securities have a readily available market.

        Repurchase Agreements. In a repurchase transaction, the Fund purchases a security from a bank or a broker-dealer and simultaneously agrees to resell that security to the bank or broker-dealer at an agreed upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed upon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and the value received upon disposal being less than the amounts due the Fund. The
Fund may not invest in repurchase agreements with a maturity of more than seven days if the aggregate of such investments, along with other illiquid securities, exceeds 15% of the value of the Fund's net assets.

        Warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and are considered speculative investments. For example, if a warrant were not exercised by the date of its expiration, the Fund would lose its entire investment. The Fund's investments in warrants will not exceed 5% of the value of its net assets (calculated at market value at the time of each investment), and not more than 2% of its net assets will be invested in warrants or rights not listed on the New York Stock Exchange.

        Investment Companies. The Fund may invest in other registered investment companies which in turn invest in the types of securities discussed in the preceding paragraphs. As such, the performance of the Funds's investments in those other investment companies will be subject to the sorts of risks described in the preceding paragraphs. Pursuant to the 1940 Act, the Fund may acquire no more than 3% of the outstanding voting stock of any single investment company, and it may invest no more than 5% of its assets in any one investment company and no more than 10% of its assets (in each case taken at market value and measured immediately after giving effect to such investment) in all of the investment companies whose securities it owns. When the Fund invests in the securities of other registered investment companies, certain expenses, such as management fees, will be duplicated.

Portfolio Turnover

        In carrying out the investment policies described in this Prospectus, the Fund expects to engage in a substantial number of securities portfolio transactions, and the rate of portfolio turnover will not be a limiting factor when a Subadviser deems it appropriate to purchase or sell securities for the Fund. The Fund estimates that its annual turnover rate will not exceed
200%. High portfolio turnover involves correspondingly greater brokerage commissions for the Fund and other transaction costs that are borne directly by the Fund. In addition, high portfolio turnover may also result in increased short-term capital gains which, when distributed to shareholders, are treated for federal income tax purposes as ordinary income. See "Portfolio Transactions and Brokerage" on page 13 and "Tax Information" on page 15.

                                      MANAGEMENT OF THE FUND

Board of Trustees

        The Board of Trustees of the Fund (the "Trustees") is responsible for the overall supervision of the operations of the Fund. The Trustees perform the duties imposed on them by the 1940 Act and the Massachusetts General Laws. In addition to their other duties, the Trustees appoint the officers of the Fund annually and approve the selection and termination of the Subadvisers. More information on the Trustees is set forth in the Statement of Additional Information.

The Manager

        Pursuant to a Management Agreement (the "Management Agreement"), the Manager acts as investment adviser for the Fund. In this capacity, the Manager, subject to the authority of the Trustees, is responsible for the overall management of the Fund's business affairs. This responsibility includes the selection and termination of the Subadvisers and the allocation of portfolio assets among the Subadvisers, subject in each case to the oversight of the Trustees. The Manager has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the Subadvisers and to recommend their hiring, termination and replacement.

        EAI Partners, L.P., the Manager's direct parent (the "Parent"), and its predecessors together have more than 20 years of experience in the investment consulting business. The Parent is presently owned by certain employees and certain non-employee investors. Equity interests in the Parent are owned by a total of 29 entities, and no single equity holder holds more than 25% of the outstanding equity interests of the Parent. The Parentand its subsidiaries together currently have more than 100 employees, approximately 55 of which are professional staff. The Parent, directly and through the Manager, offers services which are generally divided between investment consulting services, including manager evaluation and performance evaluation services, and the management of multi-adviser funds for a number of institutional and high net worth individual clients. The Manager's address is 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958.

The Subadvisers

        Dietche & Field Advisers, Inc. was formed in November, 1984 and is currently owned by its employees. As of December 31, 1995, it had $4.7 billion of assets under management. Its address is 437 Madison Avenue, New York, New York 10022.

        Liberty Investment Management (formerly Eagle Asset Management) was originally formed in January, 1976 and is currently wholly owned by Herbert E. Ehlers. As of December 31, 1995, it had $4.9 billion of assets under management. Its address is 2502 Rocky Point Drive, Tampa, Florida 33607.

        Iridian Asset Management LLC was formed in March, 1996 and is currently owned by Harold Levy and David Cohen. Iridian Asset Management LLC is the successor to Arnold and S. Bleichroeder Capital, a division of Arnold and S. Bleichroeder, Inc. As of March 31, 1996, assets under management totaled approximately $2.07 billion. Its address is 276 Post Road West, Westport, Connecticut 06880-4704.

        Bennett Lawrence Management, LLC was formed in September, 1995 by former employees of Deutsche Morgan Grenfell/C.J. Lawrence, Inc. The firm is owned by its employees and is controlled by S. Van Zandt Schreiber, its majority owner. As of December 31, 1995, assets under management totaled $317 million. Its address is 757 Third Avenue, New York, New York 10017.

        Equinox Capital Management, Inc. was formed in May, 1989. The firm is owned by its employees and is controlled by Ronald J. Ulrich, its majority owner. As of December 31, 1995, assets under management totaled $5.2 billion. Its address is 399 Park Avenue, New York, New York 10022.

Compensation

        As compensation for its services, the Manager is entitled to a fee, payable quarterly, at the annual rate of 0.92% of the average of the daily net asset value of the Fund. This fee is higher than the management fee paid by most investment companies. The Management Agreement also provides that the Fund will reimburse the Manager on a cost basis in the event that the Manager provides any services involved in maintaining registrations of the Fund and its shares with the Securities and Exchange Commission or involved in the preparation of shareholder reports and further provides that the Manager will reimburse the Fund for the amount, if any, of the expenses of the Fund (including the Manager's compensation but excluding interest, brokerage costs, taxes and extraordinary expenses) for any fiscal year which exceeds the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed (and not waived) on the Fund by any state in which the shares of the Fund are then qualified for sale. The Manager has committed to waive a portion of its fees for the first year of operation of the Fund (which expires on January 2, 1997) to the extent necessary to cap overall Fund expenses at 1.15%.

        The Manager pays a portion of its management fees to the Subadvisers pursuant to the Sub-advisory Agreements between the Manager and each Subadviser. The following are the amounts paid to each Subadviser (expressed as a per annum percentage of the average of the monthly net asset value of the assets of the Fund managed by such Subadviser):

        Dietche & Field Advisers, Inc. -     .375%

        Liberty Investment Management -      .375%

        Iridian Asset Management LLC -       .375%

        Bennett Lawrence Management, LLC -   .375%

        Equinox Capital Management, Inc. -   .375%

        The amount of the management fee that will be retained by the Manager may vary according to the allocation of Fund assets among the Subadvisers. It is presently estimated that, in the first fiscal year of the Fund, the Manager will pay approximately 41% of the management fee it receives under the Management Agreement to the Subadvisers and will retain approximately 59% of that fee for itself, assuming the Manager's cap on its management fees in the first year of the Fund's operation does not impact these percentages.

The Portfolio Manager

        Mr. Keith Stransky serves as portfolio manager of the Fund. Mr. Stransky is Senior Vice President and Director of Traditional Funds Management and Research for the Manager, and he has held that position for the past five years. In that position, Mr. Stransky manages and does research for the Manager's traditional investment vehicles. Mr. Stransky joined the Parent in 1983, and prior to that he was the Technical Director for Hamilton, Johnston & Co., Inc. Mr. Stransky has 20 years of consulting-related investment experience. Mr. Stransky is a Chartered Financial Analyst.

        The Fund has retained Van Eck Associates Corporation to perform administrative and accounting functions for it. These functions include certain legal, accounting, regulatory and compliance services, state registration services, corporate secretary and board of trustees administration, tax compliance services and reporting. Van Eck Associates Corporation receives an annual fee, payable monthly, at a per annum percentage of the average daily net asset value of the assets of the Fund. The annual fee is graduated, beginning at .20% of the average daily net assets of the Fund if such assets during the month the fee is calculated are less than $100 million and ending at .12% of the average daily net assets of the Fund if such assets during the month the fee is calculated are equal to or more than $260 million. There is a minimum annual fee of $100,000 payable to Van Eck Associates Corporation.

        The Manager may compensate certain financial institutions that are not affiliated with the Fund or the Distributor out of its own funds in connection with certain sales to Shareholders.

The Custodian and the Transfer Agent

        Boston Safe Deposit and Trust Company serves as the Fund's Custodian pursuant to a Custody Agreement. Its address is One Boston Place, Boston, Massachusetts 02108.

        DST Systems, Inc. serves as the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an Agency Agreement. Its address is 1004 Baltimore, Kansas City, Missouri 64105-1802.

                                 DISTRIBUTION OF THE FUND'S SHARES

The Distributor

        The Distributor serves as the distributor of the shares of the Fund. Its address is 200 Connecticut Avenue, Norwalk, Connecticut 06854-1958. The Distributor distributes the shares of the Fund solely on a subscription basis.

                               PORTFOLIO TRANSACTIONS AND BROKERAGE

        Each Subadviser is responsible for decisions to buy and sell securities using the Fund assets allocated to it, as well as for broker-dealer selection in connection with the portfolio managed by such Subadviser. Each Subadviser is to adhere to the Fund's policy of seeking the best execution and price (which in some instances may include paying higher brokerage commissions for brokerage and research services provided to the Fund and may include the directed brokerage arrangements described in the next paragraph).

        In certain instances, the Fund may enter into directed brokerage arrangements in which it will direct the brokerage for certain securities transactions to be entered into by its Subadvisers to a certain broker-dealer in exchange for that broker-dealer's agreement to pay a portion of the custodian, transfer agent or other administrative fees incurred by the Fund. Directed brokerage transactions will only be executed if, in light of the offsetting reduction in administrative fees to be incurred by the Fund, they represent the best execution and price for that transaction or as good execution and price as would otherwise be available to the Fund. As stated above, directed brokerage arrangements will not be effected at any time that the Manager has waived all or a portion of its management fee.

        The Manager and/or one or more of the Subadvisers may use an affiliated broker/dealer to execute transactions on behalf of the Fund. In addition, the Manager may participate in the directed brokerage arrangement described above with an affiliated broker/dealer.

                                      PERFORMANCE INFORMATION

        As stated above, the Manager, the Parent and their predecessors together have more than 20 years of experience in the investment consulting and management business. Among the assets under the management of the Parent and the Manager at the end of 1995 were, respectively, The EAI Small Managers Equity Fund Trust (the "SMEF Trust") and the W.R. Investment Partners Long Equity Fund, L.P. (the "Long Fund" and, collectively with the SMEF Trust, the "EAI Funds"), two collective investment funds with investment objectives, policies and strategies substantially identical to those of the Fund. In addition, several former investors in the SMEF Trust and the Long Fund presently invest in the Fund, and much of the Fund's assets are attributable to the investments made by those investors. The former investors in the SMEF Trust were required to withdraw their investments in the SMEF Trust in order to comply with a recent release by the Staff of the Securities and Exchange Commission regarding the treatment of investment vehicles used by certain employee pension and benefit plans for purposes of the 1940 Act. The Long Fund was terminated by the Manager on May 1, 1996.

        The following table presents the average annual total return of the EAI Funds for the periods shown and compares that return to the average annual total return of the Standard & Poor's 500 Stock Index (the "S&P 500") for those periods. The figures for the EAI Funds represent the average annual total return of the two funds as if their assets were combined, and include the impact of capital appreciation as well as the reinvestment of interest and dividends. The Long Fund became operative on March 1, 1993, and the figures set forth below include its performance since that time. THE FOLLOWING TABLE REPRESENTS ONLY THE HISTORIC PERFORMANCE OF THE TWO FUNDS MENTIONED ABOVE, AND SHOULD NOT BE CONSIDERED AS AN INDICATION OF THE FUTURE PERFORMANCE OF THE FUND.

        Time Period                          EAI Funds(1)    S&P 500(2)

        10 years 1986-1995                      15.96%        14.86%

        5 years 1991-1995                       18.74%        16.56%

        3 years 1993-1995                       14.70%        15.31%

        1 year 1995                             30.25%        37.56%

(1) The EAI Funds each had a net asset value of more than $67,000,000 as of December 31, 1995. The combined net asset value of the EAI Funds on December 31, 1995 was approximately $284,000,000. The composite does not reflect all of the assets under the management of the Manager, the Parent and their affiliates and may not accurately reflect the performance of all accounts managed by them.

(2) The S&P 500 is an unmanaged capitalization-weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The index reflects the reinvestment of dividends.

        The performance figures set forth above for the EAI Funds include fees and expenses paid by the EAI Funds which, on a weighted net basis, were approximately 1.03% to 1.20% per year, which is less than the estimated fees to be incurred by the Fund when the cap on the management fee to be paid to the Manager is no longer in effect. Those figures also reflect a rebate of management fees paid to certain investors that are affiliated with the Parent and the Manager.

                       DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

        The Fund offers one class of Shares. The Shares have no par value, and the Fund may increase the number of Shares without the approval of the existing Shareholders, provided that any such increase may not decrease the net asset value of the existing Shares. Shares of the Fund are entitled to one vote per share. Shareholders have the right to vote on the election of the Trustees and on all other matters on which, by law or by the Fund's Declaration of Trust, they may be entitled to vote.

        The Fund is not required, and does not intend, to hold annual meetings of Shareholders under normal circumstances. The Trustees or the Shareholders may call special meetings of the Shareholders for action by Shareholder vote, including the removal of any or all of the Trustees. Trustees will call a special meeting of Shareholders of the Fund upon written request of the holders of at least 10% of the outstanding Shares.

        Under Massachusetts law, the shareholders and trustees of a business trust like the Fund may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Fund's Declaration of Trust provides, in substance, that no Shareholder or Trustee shall be personally liable for the Fund's obligations to third parties and that every written contract made by the Fund shall contain a provision to that effect. The Fund's Declaration of Trust also requires the Fund to indemnify Trustees against such liabilities and any related claims and expenses. The Fund will not indemnify a Trustee when the loss is due to willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.

        As of July 15, 1996, the following persons or entities beneficially owned, directly or indirectly or through one or more controlled companies, more than 25 percent of the Fund's outstanding Shares or otherwise controlled the
Fund: Covington & Burling Retirement Savings Plan.

        Organization expenses have been capitalized by the Fund and are being amortized over 60 months, beginning on January 2, 1996.

        Shareholder inquiries should be made to the Fund at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958, (203) 855-2200.

                                    DIVIDENDS AND DISTRIBUTIONS

        Income dividends will normally be paid by the Fund on at least an annual basis. Income dividends will normally be declared on the fourth business day prior to the end of the dividend period, payable on the following business day, to Shareholders of record on the day prior to the declaration date. Distributions of any capital gains are normally paid at least annually. Unless a Shareholder has elected to receive dividends and distributions in cash, all dividends and distributions will be reinvested in additional shares of the Fund (at net asset value at the time of reinvestment). Any election may be changed at any time by delivering written notice to the Fund at least ten business days prior to the payment date.

                                          TAX INFORMATION

        The Fund intends to qualify as a regulated investment company ("RIC") under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), that relieve such investment companies which distribute substantially all of their net income (both net investment income and net capital gains) from Federal income tax on the amounts distributed.

        All income dividends, including distributions designated as capital gain dividends, are generally taxable to Shareholders for Federal income tax purposes whether received in cash or in additional Shares. Shareholders exempt from or otherwise not required to pay Federal income tax will not ordinarily be required to pay that tax on such amounts distributed to them except to the extent that the Shares with respect to which such amounts were distributed were acquired with outstanding debt. The Fund will inform Shareholders of the amount and nature of all dividend distributions.

        For any taxable year in which the Fund qualifies as a RIC it will be subject to Federal income tax, but in computing the amount subject to tax it will be allowed a deduction for dividend distributions made by it to Shareholders. If the Fund should fail to qualify as a RIC for any taxable year, it would be subject to Federal income tax as a corporation computed without benefit of such a deduction.

        In addition, if at any time during the last half (July 1 through December 31) of a taxable year of the Fund more than 50 percent of the Fund's outstanding Shares are owned, directly or indirectly, by or for not more than five individuals (which, for this purpose, includes employee pension and benefit plans under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and certain other entities), the Fund will be a personal holding company under the Code for that taxable year. For any taxable year in which the Fund is a personal holding company and qualifies as a RIC, the Federal income tax rate to which the Fund would be subject on any amount by which it failed or was unable to make distributions to Shareholders sufficient to avoid that tax entirely would be the maximum rate applicable to corporations. In addition, it would result in the Fund being subject to personal holding company tax, at the rate of 39.6%, on any amount by which the Fund failed or was unable to make distributions to Shareholders sufficient to avoid personal holding company tax entirely. Based on the holdings of the Shares of the Fund since June 30, 1996, the Fund will be treated as a personal holding company for its 1996 taxable year.

        Shareholders should consult with their own tax advisers for more information regarding the Federal, foreign, state and local tax rules applicable to ownership and disposition of Shares of the Fund by them. See "Federal Income Tax Status" in the Statement of Additional Information.

                                        PURCHASE OF SHARES

        The Shares are offered on a continuous basis and are sold at the net asset value per share next computed after the purchase order is received by the Fund's Transfer Agent. The Shares are sold without any sales loads or charges. There is a minimum purchase requirement of $500,000 for initial purchases of the Shares and of $1,000 for additional purchases of the Shares, which minimums may be waived by the Fund or the Manager in certain circumstances. It is contemplated that employees of the Parent and its affiliates may purchase Shares, and such minimums may be waived for such purchases.

        Purchases of Shares directly from the Trust may be made by check by sending an account application and a check (payable to EAI Select Managers Equity Fund) to EAI Select Managers Equity Fund, c/o DST Systems, Inc., P.O. Box 419563, Kansas City, Missouri 64141-9563. Overnight deliveries may be sent to 1004 Baltimore, Kansas City, Missouri 64105-1802. Purchases may also be made directly by Federal Funds or bank wire; please call the Transfer Agent at 800-798-8055 to obtain an account number and bank wire instructions in advance of purchase.

        Certain states may require registered investment advisers that purchase Shares for customers in those states to register as broker-dealers. From time to time the Distributor may supply material to registered investment advisers, other investment professionals or other parties to assist them in formulating an investment program using the Fund for their clients. Such materials are designed to be used and evaluated by investment professionals, do not contain investment advice and are not available for distribution to the general public.

        Certain investors may purchase or sell Shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with providing this service, which fees and charges the Fund believes will be disclosed to such investors. Shares purchased in this manner may be treated by the Fund as a single account for purposes of the minimum initial investment. Investors are not required to utilize the services of a broker-dealer or other processing organization and may purchase Shares directly from the Fund.

        Shares are offered and orders accepted on each business day (i.e. a day on which the New York Stock Exchange ("NYSE") is open for trading). The Fund may limit or suspend the offering of Shares at any time and may refuse, in whole or in part, any order for the purchase of Shares. Orders received by the Fund or the Transfer Agent prior to 4:00 p.m. New York time on any business day will receive the offering price computed for that day. Orders received after 4:00 p.m. New York time shall receive the offering price for the next business day.

        Wire transfers of funds used to pay for purchases of Shares must be received by 3:00 p.m. New York time on the business day following the purchase. Purchases paid for by check are effected when the check is received but are subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a bank chartered by the United States or a state thereof. If a check used to purchase Shares does not clear, the transaction will be canceled and the investor will be responsible for any loss the Fund incurs. In addition, the Fund may prohibit the future purchase of Shares by any investor that fails to pay for a purchase of Shares. To ensure that checks are collected by the Trust, redemptions of Shares purchased by check will not be effected until the check clears, which could take as long as 15 days after the date of purchase.

        Shares of the Fund may also be purchased in exchange for securities held by an investor which are acceptable to the Fund. Investors interested in exchanging securities must first telephone the Manager at (203) 855-2200 for instructions regarding submission of a written description of the securities the investor wishes to exchange. Within five business days of the receipt of the written description, the Manager will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund and will instruct the investor regarding delivery of the securities. There is no charge for this review by the Manager.

        Securities accepted by the Fund are valued in the manner and on the days described in the section entitled "Valuation of Shares" as of the close of business on the NYSE, generally 4:00 p.m. New York time. Acceptance may occur on any day during the five-day period afforded the Manager to review the acceptability of the securities. Securities which have been accepted by the Fund must be delivered within five days following acceptance. Delivery instructions will be provided at the time of acceptance.

        The value of the securities to be exchanged and of the Shares of the Fund may be higher or lower on the day Fund Shares are offered than on the date of receipt by the Manager of the written description of the securities to be exchanged. The number of Shares of the Fund received in exchange for such securities will depend on the value of the securities and the net asset value of Fund Shares next determined following acceptance on the day Fund Shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from the Manager.

        A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange, computed by reference to the tax basis of the securities tendered, depending upon various factors relating to the timing of other such in-kind purchases of the Fund's Shares and the make-up of the securities exchanged therefor. (See "Federal Income Tax Status" in the Statement of Additional Information.) All interest, dividends, and subscription or other rights with respect to accepted securities which go "ex" after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor may be required to represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise.

        In order to avoid unnecessary expenses and administrative complications, certificates for the Shares will not be issued. All share purchases will be confirmed to the record holder and credited to such holder's account on the Fund's books maintained by the Transfer Agent.

                                        VALUATION OF SHARES

        As stated above, the Shares are sold at net asset value per share for the date of determination. Net asset value per share is determined as of the close of business on the NYSE, generally 4:00 p.m. New York time, on each business day. Net asset value per share is equal to the net worth of the Fund (assets minus liabilities) divided by the number of shares outstanding. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission.

        Securities held by the Fund which are traded on a national exchange are valued based on the last quoted sales price on such exchange on or recently before the valuation date (or if the securities are traded on more than one exchange on or recently before the valuation date, the principal exchange that such securities are traded on, as determined by the appropriate Subadviser) or, if there has been no recent sale of securities, at the last bid price. Over-the-counter securities for which market quotations are readily available are valued on the basis of the last sale price or, lacking any sales, at the last quoted bid price. Securities and other investments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

                                       REDEMPTION OF SHARES

        Any Shareholder may require the Fund to redeem its Shares at any time at their net asset value next computed after receipt of the redemption order by the Transfer Agent. The Fund may, however, refuse to effect such a redemption within seven days after receipt of the redemption order (i) for any period during which (a) the NYSE is closed other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, or (c) an emergency exists as a result of which disposal by the Fund of securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (ii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of Shareholders of the Fund. In addition, redemption of purchases made by check are restricted as described above.

        Any redemption orders received as indicated below before the close of trading on the NYSE (generally 4:00 p.m. New York time) on a day when the Transfer Agent is open for business will receive the net asset value determined on that date. Any redemption orders received after such time will receive the net asset value determined on the following business day. The Fund cannot accept redemption orders transmitted to it at the address indicated on the cover page of the Prospectus, but will use its best efforts to promptly forward such orders to the Transfer Agent for receipt by the next business day. An investor's investment professional is responsible for promptly transmitting orders. There is no redemption charge.

        Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem a Shareholder account (after 60 days' notice) when the value of the Shares in that account falls below $500,000 due to redemptions. Whether the Fund will exercise its right to redeem a specific Shareholder account in these circumstances will be determined by the Fund on a case-by-case basis.

        Redemption orders should be mailed or telephoned to the Transfer Agent. The Transfer Agent's mailing address is P.O. Box 419563, Kansas City, Missouri 64141-9563. Overnight deliveries may be sent to 1004 Baltimore, Kansas City, Missouri 64105-1802. The Transfer Agent's telephone number is 800-798-8055. A redemption order should include the name of the Fund, the Shareholder's account name and number, and the number of Shares to be redeemed. In addition, redemption orders which are submitted in writing must be signed by the Shareholder. For telephone redemption orders, address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the Shareholder. If there has been a change of address in the past 60 days, a telephone redemption will not be authorized. The Fund and the Transfer Agent will employ reasonable procedures to confirm that redemption orders placed by telephone are genuine, and failure to do so or to follow such procedures could result in the Fund and/or the Transfer Agent being held liable for losses resulting from unauthorized or fraudulent instructions. Telephone redemption orders must be received by the close of trading on the NYSE on a day when the Transfer Agent is open for business.

        If the amount of a redemption is greater than $1,000, the proceeds will be wired to a designated U.S. commercial bank account. If the amount of the redemption is less than $1,000, the proceeds will be sent via U.S. Mail to the address of record on the Shareholder's account. As stated above, any redemption of Shares purchased by check will not be effected until 15 days after the date of purchase.

        To the extent consistent with state and Federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected, pursuant to Rule 18f-1 under the 1940 Act, to pay in cash all redemptions requested by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. This election is irrevocable while Rule 18f-1 is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In the case of a redemption in kind, securities delivered in payment for Shares would be valued at the same value assigned to them in computing the net asset value of the Fund. A Shareholder receiving such securities would incur brokerage costs when he sold the securities.

        A complete description of redemption procedures is included in the Statement of Additional Information.

                                        PENDING LITIGATION

        On October 11, 1995, the Parent brought a declaratory judgment action against First Commercial Trust Company, N.A., in United States District Court for the District of Connecticut. On October 26, 1995, First Commercial Trust Company, N.A., brought an action against The Managers Funds, The Managers Funds, L.P., Piper Jaffray Companies, Inc., TCW Funds Management Inc., Standish, Ayer & Wood, Inc., the Parent, and certain affiliates of the above parties. Both actions relate primarily to the 1994 performance of and investment techniques employed in certain fixed income mutual funds offered by The Managers Funds. The Parent served as a consultant to The Managers Funds, L.P., the investment adviser to The Managers Funds.

                                         OTHER INFORMATION

        Inquiries and requests for the Statement of Additional Information should be directed to EAI Securities Inc., 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958 or (203) 855-2200.

                                    [BACK COVER OF PROSPECTUS]





























[COMPASS GRAPHIC] EAI SELECT

EAI Select Managers Equity Fund
EAI Securities Inc.
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958

[The text of this back cover is set forth in the bottom left hand corner of the page. On the right hand side of the page there is a picture of a compass sitting on a group of stock certificates. No issuer is disclosed on any of the stock certificates.]

                                  EAI SELECT MANAGERS EQUITY FUND
                                STATEMENT OF ADDITIONAL INFORMATION
                                          OCTOBER 1, 1996


           200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958
                                          (203) 855-2200

                                Shareholder Services (800) 798-8055

        This Statement of Additional Information relates to the EAI Select Managers Equity Fund (the "Fund"). This Statement of Additional Information is not a prospectus; it should be read in conjunction with the Prospectus of the Fund dated October 1, 1996, copies of which may be obtained without charge by contacting EAI Securities Inc. at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958, (203) 855-2200.

        This Statement of Additional Information is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

                                         TABLE OF CONTENTS


INVESTMENT RESTRICTIONS AND OPERATING POLICIES .......................1

PORTFOLIO TURNOVER ...................................................3

TRUSTEES AND OFFICERS ................................................3

CONTROL OF THE FUND ..................................................7

INVESTMENT ADVISORY AND OTHER SERVICES ...............................8

TRANSACTIONS IN PORTFOLIO SECURITIES ................................12

SHARES OF THE FUND ..................................................14

PURCHASE AND PRICING ................................................14

FEDERAL INCOME TAX STATUS ...........................................15

PERFORMANCE DATA ....................................................17

FINANCIAL STATEMENTS ................................................18

                          INVESTMENT RESTRICTIONS AND OPERATING POLICIES

        Except as described below, the following investment restrictions are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund, as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may not:

        1. Invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the holdings of its securities of such issuer exceeds 5% of its total assets.

        2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government, its agencies and instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction. (Unless otherwise provided, for purposes of this restriction, the term "industry" shall be defined by reference to the Securities and Exchange Commission ("SEC") Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.)

        3. Acquire more than 10% of the outstanding voting securities of any one issuer.

        4. Borrow amounts in excess of 33 1/3% of its total assets taken at cost or at market value, whichever is lower. It may borrow only from banks as a temporary measure for extraordinary or emergency purposes. It will not mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness.

        5. Invest more than 15% of the value of its net assets in illiquid instruments including, but not limited to, securities for which there are no readily available market quotations, dealer (OTC) options, assets used to cover dealer options written by it, repurchase agreements which mature in more than 7 days, variable rate industrial development bonds which are not redeemable on 7 days demand and investments in time deposits which are non-negotiable and/or which impose a penalty for early withdrawal.

        6. Invest in companies for the purpose of exercising control or management.

        7. Purchase or sell real estate; provided, however, that it may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

        8. Purchase or sell physical commodities, except that the Fund may purchase or sell options and futures contracts thereon (subject to Board of Trustees approval).

        9. Engage in the business of underwriting securities issued by others.

        10. Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of any Subadviser in order to save brokerage costs or to average prices shall not be considered a joint securities trading account.

        11. Make loans to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences or indebtedness of any corporation or government entity which are publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than Baa by Moody's or BBB by Standard and Poor's (although convertible securities may have lower ratings), privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into "repurchase agreements."

        12. Purchase the securities of other investment companies except where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (a) 3% of such company's total outstanding voting stock is owned by the Fund, (b) 5% of the Fund's total assets, taken at market value, would be invested in any one such company or (c) 10% of the Fund's total assets, taken at market value, would be invested in all such securities (except for mergers of investment companies).

        13. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" (as defined in the 1940 Act) of the Fund, including the Subadvisers and their affiliates, except as permitted by the 1940 Act and except for the purchase of the Fund's initial assets from certain investors in The EAI Small Managers Equity Fund Trust.

        14. Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the Trustees or officers of the Fund, or the Manager or a Subadviser or their directors or officers, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

        15.    Issue senior securities.

        16. Invest more than 35% of its total assets in securities which are not equity securities; provided, however, that the Fund may at times for defensive purposes temporarily place all or a portion of its assets in cash, short-term commercial paper, U.S. government securities, high quality debt securities and obligations of banks when, in the judgment of the Manager or a Subadviser, such investments are appropriate in light of economic or market conditions.

        In addition to the foregoing investment restrictions which may not be changed without Shareholder approval, the Fund is subject to the following operating policies which may be amended by the Fund's Board of Trustees (the "Trustees"). Pursuant to these operating policies, the Fund may not:

        1.     Invest in real estate limited partnership interests.

        2.     Invest in oil, gas or mineral leases.

        3. Invest more than 5% of its net assets in warrants or rights, valued at the lower of cost or market, or invest more than 2% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

        4.     Purchase or sell a futures contract or an option thereon.

        5. Purchase securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions.

        6.     Effect short sales of securities.

        7.     Purchase or sell put or call options.

        8.     Purchase or sell mortgage-backed debt securities.

        9. Borrow cash in amounts in excess of 5% of its total assets taken at cost or at market value, whichever is lower, except for temporary purposes.

                                        PORTFOLIO TURNOVER

        Generally, the Fund purchases securities for investment purposes and not for short-term trading profits. However, the Fund expects to engage in a substantial number of portfolio transactions and may dispose of securities without regard to the timing of such a disposition if, for defensive or other purposes, such a disposition is, in the opinion of the Subadvisers, in the best interest of the Fund. It is estimated that the Fund's portfolio turnover rate will not exceed 200% in any year.

                                       TRUSTEES AND OFFICERS

        The Fund is governed by the Trustees, who make broad policy decisions and exercise general supervision over the operation of the Fund. The Trustees and officers of the Fund are listed below, together with any family relationships between such Trustees and officers (Trustees and officers who are "interested" persons of the Fund are indicated by an asterisk (*); Trustees who are members of the Fund's Executive Committee, which, under the Fund's bylaws, has the authority to conduct the current and ordinary business of the Fund while the Board of Trustees is not in session, are indicated by a cross (+)):

    (1)                           (2)                          (3)
Name, Address                 Position with    Principal Occupation During
and Age                       Fund             Past Five Years

Phillip N. Maisano*+          Trustee and      Chief Executive Officer and President,
200 Connecticut Avenue,       President        Evaluation Associates, Inc., an investment
Suite 700                                      consulting and management company (1990-
Norwalk, CT 06854-1958                         1991); Chief Executive Officer,
49 years of age                                President and Director of Evaluation
                                               Associates Holding Corporation
                                               ("Holding"), which is the general partner of
                                               EAI Partners, L.P., an investment consulting
                                               and management company and
                                               parent of the Manager, as defined below (the
                                               "Parent"); Vice Chairman, Chief
                                               Executive Officer and Director of Evaluation
                                               Associates Capital Markets,
                                               Incorporated (the "Manager"), an investment
                                               management and consulting
                                               company and investment adviser to the Fund;
                                               Chairman and Director of EAI
                                               Securities Inc. (the "Distributor"), a
                                               registered broker/dealer and the distributor
                                               for the Fund.

Keith Stransky*               Trustee and      Senior Vice President, Evaluation Associates,
200 Connecticut Avenue,       Senior Vice      Inc. (1990-1991); Senior Vice
Suite 700                     President        President of Holding; Senior Vice President
Norwalk, CT  06854-1958                        of the Manager.
45 years of age

Neal Jewell                   Trustee          Director of Overseas Pensions, AIG, a global
355 Thornridge Drive                           financial services company (1990-1991);
Stamford, CT 06903                             Executive Vice President, AIGAM, a division
61 years of age                                of AIG and a registered
                                               investment advisor (1991-1994);
                                               retired/part-time independent consultant.

James Schuppenhauer+          Trustee          Associate Vice President Auxiliary Services,
Belmont Abbey College                          Old Dominion University (1978-
100 Belmont Mt. Holly Road                     1992); Vice President Administration and
Belmont, NC 28012                              Finance, Belmont Abbey College.
53 years of age

Charles Collard               Trustee          Vice President, Associated Aviation
51 JFK Parkway                                 Underwriters, an aviation insurance company.
Short Hills, NJ 07078
63 years of age

Peter Gwiazdowski*            Treasurer        Employed in Corporate Treasury and Corporate
200 Connecticut Avenue                         Accounting by FKI Industries,
Suite 700                                      Inc. (1978-1993); Self-employed as Certified
Norwalk, CT  06854-1958                        Public Accountant (1993-1994);
42 years of age                                Employed in Corporate Treasury by Dunhill
                                               Temporary Systems (1994); Vice
                                               President and Treasurer of the Manager.

William C. Crerend*           Vice President   Lawyer with Hughes Hubbard & Reed (1988-
200 Connecticut Avenue                         1993); Self-employed as Consultant (1993-
Suite 700                                      1994); Consultant for the Manager (1994);
Norwalk, CT 06854-1958                         Senior Vice President and General Counsel of
34 years of age                                the Manager; Vice President
                                               and General Counsel of the Parent; Senior
                                               Vice President and General Counsel of and
                                               Agent for the Distributor.

Elke Bartel*                  Secretary        Secretary of the Manager and the Distributor;
200 Connecticut Avenue                         Senior Vice President,
Suite 700                                      Secretary and Treasurer of the Parent.
Norwalk, CT 06854-1958
53 years of age

Thaddeus M. Leszcynski        Assistant        Vice President and Secretary of investment
99 Park Avenue                Secretary        companies advised by Van Eck Associates
New York, NY 10016                             Corporation and Vice President and General
48 years of age                                Counsel of Van Eck Associates
                                               Corporation and Van Eck Securities
                                               Corporation.

As indicated above, certain of the Trustees and officers of the Fund hold positions with the Distributor, the Manager and the Parent, the direct parent of the Manager. All Trustees and officers as a group own less than 1% of the outstanding shares of the Fund on the date of this Statement of Additional Information.

        The Trustees of the Fund who are not "interested" persons of the Fund (as defined in the 1940 Act) each receive an annual retainer of $5,000. No Trustee or executive officer of the Fund or any affiliated person of the Fund will receive annual compensation from the Fund in excess of $60,000.

|         (1)             |         (2)             |         (3)              |       (4)           |          (5)            |
|   Name of Person,       |Aggregate Compensation   |Pension or Retirement     |Estimated Annual     |Total Compensation From  |
|      Position           |    From the Fund        | Benefits Accrued as      | Benefits Upon       |the Fund and Fund Complex|
|                         |                         |Part of Fund Expenses     |  Retirement         |         Paid            |
|                         |                         |                          |                     |      to Trustees        |
|P.N. Maisano Trustee     |                  $0     |                   $0     |              $0     |                     $0  |
|and                      |                         |                          |                     |                         |
|President                |                         |                          |                     |                         |

|K. Stransky Trustee      |                  $0     |                   $0     |              $0     |                     $0  |
|and                      |                         |                          |                     |                         |
|Senior Vice President    |                         |                          |                     |                         |

|Neal Jewell Trustee      |              $5,000     |                   $0     |              $0     |                 $5,000  |

|James Schuppenhauer      |              $5,000     |                   $0     |              $0     |                 $5,000  |
|Trustee                  |                         |                          |                     |                         |

|Charles Collard          |              $5,000     |                   $0     |              $0     |                 $5,000  |
|Trustee                  |                         |                          |                     |                         |

        The information set forth in the above table is estimated for the current fiscal year, which is the Fund's first year of operation.

                                        CONTROL OF THE FUND

        As of July 15, 1996, the following persons or entities beneficially owned, directly or indirectly, or through one or more controlled companies, more than 25 percent of the Fund's outstanding Shares or otherwise controlled the Fund:

                             Percentage of
Name and                      Fund's Shares     State of       Parent of
Address                          Owned        Organization       Entity

Covington & Burling Retirement    39%             DC               N/A
Savings Plan
1201 Pennsylvania Avenue NW
P.O. Box 7566
Washington, DC 20044-7566

        As a result of their ownership of the Fund's Shares, the Shareholders listed above could effectively control the outcome of a Shareholder vote for the Fund. The impact of this control is significantly lessened, however, because the Fund does not expect to hold annual Shareholders' meetings and because the Manager, subject to the oversight of the Trustees, and not the Shareholders, is responsible for the selection and supervision of the Fund's Subadvisers (as defined below). As noted in the Prospectus, however, the Trustees of the Fund are required to call a special meeting of the Shareholders of the Fund upon written request of the holders of at least 10% of the outstanding Shares of the Fund, and the Shareholders may terminate the Manager or any Subadviser at such a meeting.

        As of July 15, 1996, the following persons or entities owned, beneficially or of record, 5 percent or more the Fund's outstanding Shares:

|                                                                |   PERCENTAGE                |                                |
|                                                                |      FUND'S                 |  OWNED OF RECORD,              |
|                 NAME & ADDRESS                                 |  SHARES OWNED               |BENEFICIALLY OR BOTH            |
|Covington & Burling Retirement Savings Plan                     |       39%                   |Owned of Record and Beneficially|
|1201 Pennsylvania Avenue NW                                     |                             |                                |
|P.O. Box 7566                                                   |                             |                                |
|Washington, DC 20044-7566                                       |                             |                                |

|Retirement Plan for Partners and Employees of                   |       9%                    |Owned of Record and Beneficially|
|Day, Berry & Howard                                             |                             |                                |
|CityPlace                                                       |                             |                                |
|Hartford, CT 06103                                              |                             |                                |

|Marine Midland Bank, Trustee for                                |       7%                    |Owned of Record                 |
|Genesee Corp Profit Sharing Plan                                |                             |(MMB) and                       |
|P.O. Box 1329                                                   |                             |Beneficially (GCPSP)            |
|Buffalo, NY 14240-1329                                          |                             |                                |

|Friendly Ice Cream Corp Employee Savings &                      |       7%                    |Owned of Record and Beneficially|
|Investment Plan                                                 |                             |                                |
|1855 Boston Rd.                                                 |                             |                                |
|Wilbraham, MA 01095-1002                                        |                             |                                |

|Evaluation Associates 401K Plan                                 |       6%                    |Owned of Record and Beneficially|
|200 Connecticut Avenue                                          |                             |                                |
|Norwalk, CT 06854-1940                                          |                             |                                |

|Harding Service Corporation et al Profit                        |       6%                    |Owned of Record and Beneficially|
|Sharing Plan & Trust                                            |                             |                                |
|330 South Street                                                |                             |                                |
|P.O. Box 1975                                                   |                             |                                |
|Morristown, NJ 07962-1975                                       |                             |                                |

        All Trustees and officers as a group owned less than 1% of the outstanding Shares of the Fund on the date of this Statement of Additional Information.

                              INVESTMENT ADVISORY AND OTHER SERVICES

Background

        The Fund is governed by the Trustees, who are generally responsible for the broad supervision and overall direction of the Fund. The Fund has engaged the Manager, as the investment adviser and administrative manager of the Fund. The assets of the Fund are managed by asset managers (the "Subadvisers"), who are selected by the Manager, subject to the oversight of the Trustees. The Manager also handles the day-to-day administration of the Fund, which function has, in part, been contracted out to a third party administrator, as discussed herein.

        The Manager selects the Subadvisers and allocates assets of the Fund to the Subadvisers based on its continuing qualitative and quantitative assessment of the Subadvisers' skills in managing assets. Unlike many other mutual funds, the Fund does not depend upon the talents of one investment advisor. Rather, the Manager selects multiple portfolio managers to manage the assets of the Fund and allocates the assets among those managers, thereby achieving a diversity in expertise and investment style that would not be possible if the Fund had only one investment manager.

        The Manager, the Parent and their predecessors together have more than twenty years of experience in evaluating investment advisers for individual and institutional investors.

        The Manager allocates the assets of the Fund to the specific Subadvisers. Each Subadviser has discretion, subject to oversight by the Board of Trustees and the Manager, to purchase and sell portfolio assets consistent with the objectives and policies set forth in its particular sub-advisory agreement and established for it by the Manager. The Manager is paid a management fee by the Fund for its services, and a certain portion of that management fee (as set forth below) is forwarded to the Subadvisers as compensation for their services.

        While the Subadvisers are required to make investment decisions for the Fund independent of any decisions being made for their other clients, those Subadvisers are likely at times to make similar investment decisions for both the Fund and their other clients. When a Subadviser makes simultaneous purchases or sales of securities for both the Fund and one or more of its other clients, the transactions are, to the extent practicable, averaged as to price and allocated as to amount between the Fund and the other clients. In some cases, this averaging and allocation could have a detrimental effect on the price or volume of a security in a particular transaction as far as the Fund is concerned, but the Trustees believe that, over time, the ability of the Fund to participate in large volume transactions should be advantageous to the Fund.

        None of the Subadvisers provide any services to the Fund other than pursuant to their sub-advisory agreements and except that a Subadviser or its affiliated broker-dealer may execute transactions for the Fund and receive a brokerage commission in connection therewith. In addition, a Subadviser may serve as a discretionary or non-discretionary investment adviser to one or more clients of the Manager and its affiliates and to accounts that are not related to the Manager or its affiliates. Each sub-advisory agreement requires the Subadviser to act fairly and equitably in selecting investments and allocating investment opportunities, but no Subadviser is required to provide the Fund with preferential treatment.

The Manager and the Subadvisers

        The Manager is a wholly owned subsidiary of the Parent, which in turn is owned by its employees and certain non-employee investors. Holding is the general partner of the Parent. No entity owns more than 25% of the equity in the Parent. As a whole, the employees of the Parent and its subsidiaries own in excess of 25% of the equity in the Parent. The following persons are affiliated with both the Manager and the Fund: Messrs. Maisano, Stransky, Crerend and Gwiazdowski and Ms. Bartel.

        Dietche & Field Advisers, Inc. is currently owned by its employees, none of whom exercises control over that firm.

        Liberty Investment Management (formerly Eagle Asset Management) is currently controlled by Herbert E. Ehlers, the owner of that firm.

        Iridian Asset Management LLC is controlled by Harold Levy and David
Cohen.

        Bennett Lawrence Management, LLC is controlled by S. Van Zandt Schreiber, the majority owner of that firm.

        Equinox Capital Management, Inc. is controlled by Ronald J. Ulrich, the majority owner of that firm.

The Management Agreement

        The Fund has entered into a Management Agreement (the "Management Agreement") with the Manager, and the Manager has entered into Sub-advisory Agreements with each of the Subadvisers. Under the Management Agreement, the Manager (i) selects, evaluates and terminates the Subadvisers and allocates the assets of the Fund among the Subadvisers, (ii) supervises the general investment of Fund assets, (iii) establishes the broad investment strategies for the Fund and (iv) provides the Fund with certain financial, accounting and statistical information for the Fund's prospectuses and registration statements.

        Under the Management Agreement, the Manager receives 0.92% per annum of the average of the daily net asset value of the Fund. From this amount, the Manager pays the following amounts to each of the Subadvisers (expressed as a per annum percentage of the average of the monthly net asset value of the assets of the Fund managed by such Subadvisor):

        Dietche & Field Advisers, Inc. -     .375%

        Liberty Investment Management -      .375%

        Iridian Asset Management LLC -       .375%

        Bennett Lawrence Management, LLC -   .375%

        Equinox Capital Management, Inc. -   .375%

        The amount of the management fee that will be retained by the Manager may vary according to the allocation of Fund assets among the Subadvisers. It is presently estimated that, in the first fiscal year of the Fund, the Manager will pay approximately 41% of the management fee it receives under the Management Agreement to the Subadvisers and will retain approximately 59% of that fee for itself, assuming the Manager's cap on its management fee in the first year of the Fund's operations does not impact these percentages.

        The Management Agreement has a one-year term, with successive one-year extensions if approved by the Trustees or the holders of a majority of the outstanding Shares and by a majority of the Trustees who are not "interested persons" of the Manager under the 1940 Act. Any amendment to the Management Agreement requires the approval of the holders of a majority of the outstanding
Shares and of the Trustees.   The Management Agreement may be terminated at any
time, without penalty, by the Trustees or the holders of a majority of the outstanding Shares upon not more than 60 days written notice to the Manager. The Management Agreement will terminate automatically if it is assigned by the Manager.

        Each Sub-advisory Agreement also has a one-year term, with successive one-year extensions if approved by the Manager, the Trustees, and a majority of the Trustees who are not "interested persons" of the appropriate Subadviser. Any amendment to a Sub-advisory Agreement requires the approval of the Manager and the Trustees. The Manager may terminate any Sub-advisory Agreement without penalty at any time, subject to the approval of the Trustees. Each Sub-advisory Agreement will also terminate automatically if it is assigned unless the Manager and the Trustees agree to continue such agreement.

Voluntary Fee Waivers and Expense Limitations

        The Manager may from time to time, but is not required to, waive all or a portion of the management fee due to it under the Management Agreement. Any voluntary fee waiver by the Manager may be terminated or reduced at any time in the sole discretion of the Manager. Shareholders will be notified of any changes in such fee waivers at the time they become effective. The Manager has committed to waive a portion of its fee for the first year of operation of the Fund (which ends on January 2, 1997) to the extent necessary to cap overall annual Fund expenses at 1.15% of the average of the daily net asset value of the Fund.

Administrative Services and Distribution Arrangements

        The Fund has retained Van Eck Associates Corporation to perform administrative and accounting functions for it. These functions will include certain legal, accounting, regulatory and compliance services, state registration services, corporate secretary and board of trustees administration, tax compliance services and reporting. Van Eck Associates Corporation receives an annual fee, payable monthly, at a per annum percentage of the average daily net asset value of the assets of the Fund. The annual fee is graduated, beginning at .20% of the average daily net assets of the Fund if such assets during the month the fee is calculated are less than $100 million and ending at .12% of the average daily net assets of the Fund if such assets during the month the fee is calculated are equal to or more than $260 million. There is a minimum annual fee of $100,000 payable to Van Eck Associates Corporation.

        The Distributor, a wholly owned subsidiary of the Parent, serves as distributor in connection with the offering of the Shares and acts as agent in arranging the sale of the Shares. The Distributor or its affiliates (other than the Fund) bear the expenses associated with the distribution of the Shares, including all advertising and promotion expenses.

Custodian, Transfer Agent, Independent Accountants and Counsel.

        Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108, (the "Custodian") acts as custodian for the Fund and is responsible for (i) holding all cash assets and portfolio securities of the Fund, (ii) releasing and delivering the Fund's securities as directed by the Fund or the Subadvisers, (ii) collecting all dividends, distributions and other payments due to the Fund, and (iv) making all payments due from the Fund. The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

        DST Systems, Inc., 1004 Baltimore, Kansas City, Missouri 64105-1802, serves as transfer, dividend disbursing and shareholder servicing agent for the Fund.

        Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, are the independent accountants for the Fund.

        Day, Berry & Howard, as counsel to the Fund, has rendered an opinion on the validity of the Shares which was filed with the Securities and Exchange Commission as an exhibit to the Fund's registration statement. Day, Berry & Howard represents the Parent, the Manager and certain of their affiliates in matters not related to the Fund. In addition, the Retirement Plan for Partners and Employees of Day, Berry & Howard, of which certain members of Day, Berry & Howard are beneficiaries, had invested approximately $8.5 million in the Fund as of June 30, 1996.

        As stated in the Prospectus, the Fund may from time to time enter into directed brokerage arrangements in which it will direct the brokerage for certain securities transactions to be entered into by its Subadvisers to a certain broker-dealer in exchange for that broker-dealer's agreement to pay a portion of the custodian, transfer agent or other administrative fees incurred by the Fund. Such directed brokerage arrangements shall not be effected at any time that the Manager has waived all or a portion of its management fee under the Management Agreement, in accordance with the requirements of the 1940 Act and the rules thereunder.

                               TRANSACTIONS IN PORTFOLIO SECURITIES

        Each Sub-advisory Agreement provides that the principal objective of each Subadviser in executing portfolio transactions is to achieve the best price and execution available. Most portfolio transactions are expected to be effected in the primary markets, and in assessing best price and execution, the Subadvisers are expected to evaluate a number of considerations, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer selected to execute the transaction and the reasonableness of any commission paid to that broker or dealer.

        As stated in the Prospectus accompanying this Statement of Additional Information, in certain instances, the Fund may enter into directed brokerage arrangements in which it will direct the brokerage for certain securities transactions to be entered into by its Subadvisers to a certain broker-dealer in exchange for that broker-dealer's agreement to pay a portion of the custodian, transfer agent or other administrative fees incurred by the Fund. Directed brokerage transactions will only be executed if, in light of the offsetting reduction in administrative fees to be incurred by the Fund, they represent the best execution and price for that transaction or as good execution and price as would otherwise be available. As stated above, no directed brokerage arrangement will be effected at any time that the Manager has waived all or a portion of its management fee.

        In addition to the directed brokerage arrangements described above, the Subadvisers, in assessing best price and execution, are authorized to consider the "brokerage and research services" (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), statistical quotations (particularly the quotations necessary to calculate the Fund's net asset value) and other information provided to the Fund, the Manager or a Subadviser by a specific broker-dealer. Moreover, the Subadvisers are authorized to direct the Fund to pay a commission to a broker-dealer that is greater than the commission which would be paid to another dealer executing the same portfolio transaction if the Trustees, the Manager or such Subadviser determines in good faith that the higher commission is reasonable in light of the brokerage and research services provided by that broker-dealer. It is estimated that in the first year of the Fund's operations, 80% to 85% of portfolio transactions for the Fund (with an aggregate value of $75,000,000) will be directed to broker-dealers providing research services and that $300,000 in brokerage commissions shall be paid as a result of those transactions. Approximately 15% to 20% of portfolio transactions for the Fund in its first year are expected to be directed to brokers who do not provide research services.

        The Trustees from time to time review the brokerage commissions paid by the Fund to determine whether such commissions are reasonable in light of the directed brokerage arrangements described above or in light of the brokerage and research services provided to the Fund by the applicable broker-dealers.

        The Subadvisers may receive brokerage and research services from broker-dealers executing Fund portfolio transactions which primarily benefit one or more other accounts for which the Subadviser exercises investment discretion. The fees of the Subadvisers are not reduced by reason of their receipt of those services.

        The Subadvisers generally do not provide services other than investment management services to the Fund. However, a Subadviser or its affiliated broker-dealer may execute portfolio transactions for the Fund (either for transactions managed by it or for transactions managed by another Subadviser) and may receive a brokerage commission for such transactions in accordance with
Section 17(e) of the 1940 Act and procedures adopted for such transactions by the Trustees pursuant to rules thereunder. Neither a Subadviser nor its affiliated broker-dealer may act as a principal in a transaction involving the Fund.

        In allocating portfolio transactions among broker-dealers, a Subadviser may, but is not required to, consider any sales of Shares of the Fund by a particular broker-dealer or its affiliate.

        For the first six months of the Fund's operation (through June 30, 1996), brokerage commissions totaled $186,444.

        The Fund may purchase securities of its regular broker-dealers or their parents.

                                        SHARES OF THE FUND

        The Fund offers one class of shares of Common Shares (the "Shares"). The Fund does not have any securities other than its Common Shares.

        Income dividends will normally be paid on the Shares on an annual basis in each December. Income dividends will normally be declared on the fourth business day prior to the end of the dividend period, payable on the following business day, to Shareholders of record on the day prior to the declaration date. Distributions of any capital gains are normally paid annually in December. Unless a Shareholder has elected to receive dividends and distributions in cash, all dividends and distributions will be reinvested in additional shares of the Fund (at net asset value at the time of reinvestment). Any election may be changed at any time by delivering written notice to the Fund at least ten business days prior to the payment date.

        Shares of the Fund are entitled to one vote per share. Shareholders have the right to vote on the election of the Trustees and on all other matters on which, by law or by the Fund's Declaration of Trust, they may be entitled to vote. There are no cumulative voting rights; accordingly, the holders of more than 50% of the outstanding Shares could elect all of the Trustees. The Fund is not required, and does not intend, to hold annual meetings of Shareholders under normal circumstances. The Trustees or the Shareholders may call special meetings of the Shareholders for action by Shareholder vote, including the removal of any or all of the Trustees. Trustees will call a special meeting of Shareholders of the Fund upon written request of the holders of at least 10% of the outstanding Shares.

        The Shares do not have liquidation rights, preemptive rights or the right to convert to another security. The Shares are not subject to further calls or to assessments by the Fund.

                                       PURCHASE AND PRICING

        Shares in the Fund are offered through the Distributor on a continuous basis with a minimum initial investment in the Fund of $500,000 and a minimum additional investment of $1,000, which minimums may be waived by the Fund or the Manager in certain circumstances. The Shares in the Fund are sold at the net asset value per share next computed after the purchase order is received in proper form by the Transfer Agent.

        As stated above, the Shares are sold at net asset value per Share for the date of determination. Net asset value per share is determined as of the close of business on the New York Stock Exchange, generally 4:00 p.m. New York time, on each business day. Net asset value per share is equal to the net worth of the Fund (assets minus liabilities) divided by the number of shares outstanding. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission.

        Securities held by the Fund which are traded on a national exchange are valued based on the last quoted sales price on such exchange on or recently before the valuation date (or if the securities are traded on more than one exchange on or recently before the valuation date, the principal exchange that such securities are traded on, as determined by the appropriate Subadviser) or, if there has been no recent sale of securities, at the last bid price. Over-the-counter securities for which market quotations are readily available are valued on the basis of the last sale price or, lacking any sales, at the last quoted bid price. Securities and other investments for which market quotations are not readily available are valued at fair value, as determined in good faith by the appropriate Subadviser and pursuant to procedures established by the Trustees.

                                     FEDERAL INCOME TAX STATUS

        The Fund intends to elect and to qualify each year to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a RIC for any taxable year, the Code requires that, for that taxable year: (i) at least 90% of the Fund's gross income be derived from dividends, interest, payments with respect to securities loans, gains from the disposition of stock, securities and foreign currencies and other income derived from the Fund's business of investing in stock, securities and currencies; (ii) less than 30% of the Fund's gross income be derived from gains from the disposition of stock, securities, options, futures, forward contracts and certain investments in foreign currencies held by the Fund for less than three months; (iii) the Fund distribute at least 90% of its dividend, interest and certain other taxable income ("Investment Company Taxable Income") and 90% of its net tax-exempt interest income; (iv) at the end of each fiscal quarter, at least 50% of the value of the Fund's total assets be maintained in cash, Government securities, securities of other regulated investment companies and stock or other securities that represent, with respect to any one issuer, no more than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (v) at the end of each fiscal quarter, no more than 25% of the value of the Fund's total assets be invested in the securities (other than those of the Government or other RICs) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

        The Fund is subject to Federal income tax as a corporation, but for any year in which the Fund qualifies as a RIC, it is allowed a deduction based on dividends paid to Shareholders (other than exempt-interest dividends). If for any year the Fund does not qualify as a RIC, all of its taxable income for the year will be subject to Federal income tax without a deduction for dividends paid to Shareholders, and such distributions will be includable in gross income by the Shareholders entitled to payment thereof to the extent of the Fund's current and accumulated earnings and profits. The Fund intends to pay sufficient dividends to avoid liability for Federal income tax and accordingly does not expect to incur Federal income tax. It may not, however, be possible for the Fund to avoid this tax for all taxable years.

        If at any time during the last half (July 1 through December 31) of a taxable year of the Fund more than 50 percent of the Fund's outstanding Shares are owned, directly or indirectly, by or for not more than five individuals (which for purposes of this analysis includes employee pension and benefit plans like those presently investing in the Fund and certain other entities), the Fund would be a personal holding company ("PHC") under Subchapter G of the Code for such taxable year. For any year that the Fund is a PHC and incurs federal income tax, the Fund will be liable for federal income tax at the highest rate applicable to corporations. For any year that the Fund is a PHC, it will also be subject to a 39.6% personal holding company tax (in addition to any Federal income tax or other taxes to which it may be subject) on any undistributed personal holding company income. The Fund will be a PHC for its 1996 taxable year. The Fund intends to make sufficient distributions to avoid liability for personal holding company tax and accordingly does not expect to incur this tax. It may not, however, be possible for the Fund to avoid this tax for all taxable years in which it may be a PHC.

        If the Fund qualifies as a RIC but does not meet certain distribution requirements, the Fund will be liable for a 4% non-deductible excise tax on certain undistributed amounts. The Fund intends to comply with those distribution requirements and accordingly does not expect to incur this excise tax. It may not, however, be possible for the Fund to avoid this tax in all instances.

        The Fund may invest in obligations (such as zero coupon bonds) that are issued with original issue discount ("OID"). OID income is accrued and included in Investment Company Taxable Income even if the Fund does not receive any cash from such obligations. Accordingly, the Fund may need to sell some of its assets in order to satisfy the distribution requirements applicable to RICs. The Fund may also invest in other investment vehicles, including other RICs, that in turn invest in stock and other securities issued by foreign issuers. Dividends and other income derived from such foreign issuers may be subject to withholding of foreign taxes, which would reduce the amount ultimately received by the Fund.

        Dividends (other than capital gain dividends and exempt-interest dividends) by the Fund, including those distributing any net short-term capital gains, to Shareholders subject to Federal income tax thereon will be taxable as ordinary dividend income. Capital gain dividends (distributed from a year's excess of net long-term capital gains over net short-term capital losses) to Shareholders subject to Federal income tax thereon will be taxable as long-term capital gains regardless of how long such Shareholders have held their Shares. These provisions apply regardless of whether dividends are distributed in cash or Shares. Any loss realized upon the redemption of Shares not more than six months from the date of acquisition will be treated as a long-term capital loss to the extent of any capital gain dividends during such six-month period. No loss will be allowed on the sale or exchange of Shares of the Fund to the extent the Shareholder acquires (including through an automatic reinvestment of dividends), or enters into a contract or option to acquire, other Shares or substantially identical stock or securities within the 61-day period starting 30 days before the sale or exchange of the loss Shares.

        If for any taxable year the Fund complies with certain requirements, corporate Shareholders may be entitled to a dividends-received deduction for all, or a portion of, dividends paid by the Fund (other than capital gain dividends) that are attributable to dividends received by the Fund from domestic corporations.

        Within 60 days of the end of the Fund's taxable year, the Fund will notify Shareholders of the amounts and tax status of dividends and distributions from the Fund. Under Federal income tax laws, the Fund must report to the Internal Revenue Service (the "IRS") all distributions of taxable income, capital gains and gross proceeds from redemptions received by all Shareholders not exempt from that requirement. If a Shareholder required to provide the Fund with its correct taxpayer identification number or required certification does not do so, or if the IRS notifies the Fund that a Shareholder may not be in compliance with the backup withholding rules, the Fund will be required to withhold from such Shareholder's distributions and redemption proceeds Federal income tax at a rate of 31%, and amounts paid to the Shareholder will be reduced accordingly.

        Dividends and other distributions from the Fund may also be subject to state and local taxes. Shareholders should consult with their tax advisers concerning the state and local tax consequences of investing in the Fund.

        As stated in the Prospectus, Shares of the Fund may be acquired in exchange for securities held by an investor which are acceptable to the Fund. If one or more investors were to effect such an in-kind purchase in exchange for 80% or more of the Fund's Shares, the Fund's basis for the securities it accepts from an investor could be that investor's basis therefor, and the investor's basis for the Fund's Shares acquired in the exchange could be the investor's basis in the securities exchanged therefor. If that basis is less than the fair market value of such securities at the time of the exchange, the potential tax liability of the investor with respect to the sale or other disposition of the Fund's Shares acquired in the exchange would be increased, as would the potential tax liability of the Fund or, its Shareholders with respect to capital gains realized by the Fund in connection with such securities.

        The foregoing is a general and abbreviated discussion of U.S. Federal income tax consequences of investing in the Fund. Non-U.S. investors should consult with their tax advisers concerning the tax consequences of owning shares of the Fund, including the possibility that distributions may be subject to withholding of Federal income tax at a rate of 30% (or a reduced rate if provided by treaty). All investors, including any subject to special income tax treatment applicable to entities of their type, are encouraged to consult with their tax advisers for more information concerning the Federal, foreign, state and local tax rules applicable to ownership and disposition of Shares of the Fund by them.

                                         PERFORMANCE DATA

Total Return Computations

        The Fund may include in advertisements or sales literature certain total return information. For such purposes, total return equals the total of all income and capital gains paid to holders of Shares of the Fund, assuming reinvestment of all distributions, plus (or minus) the change in value of the original investment, expressed as a percentage of the purchase price. For the period beginning with the commencement of the Fund's operations on January 2, 1996 and ending on June 30, 1996, the Fund's average total return was 7.00%.

Volatility Computations

        As stated in the Prospectus, the Fund may include in advertisements and sales literature certain quantifications of the historical volatility of the performance of the Fund as the standard deviation of such performance.
Standard deviation is calculated using a typical standard deviation formula. For the period beginning with the commencement of the Fund's operations on January 2, 1996 and ending on June 30, 1996, the Fund's standard deviation was 36.3.

Performance Comparisons

        As described in the Prospectus, the Fund may include in advertisements or sales literature comparisons of Fund performance to the performance of other mutual funds having similar structures and/or objectives. Such comparisons may be expressed as a ranking prepared by independent services or publications. In addition, the Fund's performance may be compared to that of various unmanaged indices, including the S&P 500 and the NASDAQ Composite.

                                       FINANCIAL STATEMENTS

        The following unaudited financial statements for the Fund, each as of, or for the six-month period ended on, June 30, 1996, each with related footnotes, are included in the Fund's Semi-Annual Report to Shareholders for the six months ended June 30, 1996, filed with the Securities and Exchange Commission under Section 30(b)(1) of the Investment Company Act of 1940, and are incorporated herein by reference:

        1. Statement of Assets and Liabilities (including specimen price make-up sheet)
        2.     Statement of Operations
        3.     Statement of Cash Flows
        4.     Statement of Changes in Net Assets
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